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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ---------------

      Date of Report (Date of earliest event reported):  JANUARY 16, 2001



                           FOCUS ENHANCEMENTS, INC.
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            (Exact name of registrant as specified in its charter)


     DELAWARE                       1-11860                     04-3186320
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                600 Research Drive, Wilmington, MA     01887
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        (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (978) 988-5888


                               Page 1 of 6 pages
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ITEM 5.   OTHER EVENTS

On January 16, 2001, Focus Enhancements ("Focus") announced it completed the acquisition of Videonics, Inc ("Videonics"). The acquisition will be accounted for as a purchase, in a stock-for-stock transaction.

A copy of a press release issued January 16, 2001 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

  99    Focus Enhancements, Inc. Press Release

                               Page 2 of 6 pages
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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOCUS ENHANCEMENTS, INC.

Date:  January 17, 2001                BY: /s/ Richard A. Nardella
                                           --------------------------------
                                       Name:   Richard A. Nardella
                                       Title:  Principal Financial Officer

                               Page 3 of 6 pages
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                                 EXHIBIT INDEX
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Exhibit                                            Sequential
Number              Description                    Page Number
-------             -----------                    -----------

99                  Focus Enhancements, Inc.             5
                    Press Release


                               Page 4 of 6 pages